Exhibit B-212

                          Corporations Law of Victoria

                                  Constitution

                                       of

                     Transmission Pipelines Australia (Assets) Pty Ltd

                                (ACN 079 136 413)

                           A Company Limited by Shares

                 This constitution of 31 pages (including this cover sheet and table of contents) is signed by me for the purpose of identification as the document referred to in the special resolution passed by Transmission Pipelines Australia
                 (Assets) Pty Ltd under section 249B(1) of the Corporations
                           Law on ------------ June 1999.

                   -------------------. ------------ June 1999

                   Rodney Keller             Date

                     authorised representative and proxy of

                      the sole shareholder Gascor (TH) Pty

                       Ltd, formerly known as Transmission

                     Pipelines Australia (Holdings) Pty Ltd

                                     (ACN 079 136 379)




                            MALLESONS STEPHEN JAQUES

                                   Solicitors

                                     Rialto

                              Level 28, North Tower

                               525 Collins Street

                               Melbourne Vic 3000

                            Telephone (03) 9643 4000

                               Fax (03) 9643 5999

                                DX 101 Melbourne

                                     Ref:FCO


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Contents

--------------------------------------------------------------------------------

Part                                                                      Page

1 Preliminary                                                                1

Definitions                                                                  1
Interpretation                                                               2
Replaceable Rules not to apply                                               2
Proprietary company                                                          2

2 Share capital and variation of rights                                      3

Directors to issue shares                                                    3
Preference shares                                                            3
Variation of rights                                                          4
Commission and brokerage                                                     4
Recognition and disclosure of interests                                      5
Right to share and option certificate                                        5
Joint holders of shares                                                      5

3 Lien                                                                       5

Lien on share                                                                5
Sale under lien                                                              5
Transfer on sale under lien                                                  6
Proceeds of sale                                                             6

4 Calls on shares                                                            6

Directors to make calls                                                      6
Time of call                                                                 6
Members' liability                                                           7
Interest on default                                                          7
Fixed instalments deemed calls                                               7
Differentiation between shareholders as to calls                             7
Prepayment of calls                                                          7

5 Transfer of shares                                                         8

Forms of instrument of transfer                                              8
Registration procedure                                                       8
Directors may decline to register                                            8

6 Transmission of shares                                                     8

Transmission of shares on death of holder                                    8
Right to registration on death or bankruptcy                                 8
Effect of transmission                                                       9

7 Forfeiture of shares                                                       9

Notice requiring payment of call                                             9
Forfeiture for failure to comply with notice                                10
Cancellation of forfeiture                                                  10
Effect of forfeiture on former holder's liability                           10
Evidence of forfeiture                                                      10
Transfer of forfeited share                                                 11

8 Conversion of shares into stock (No longer applicable - post Corporate Law Review Act 1998) 11


9 Alteration of capital (No longer applicable - Corporate Law Review Act 1998)
                                                                            11




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10 General meetings                                                         11

Annual general meeting                                                      11
General meeting                                                             11
Notice of general meeting                                                   11
Special business of general meeting                                         11
Requisitioned meeting                                                       12
Objects of requisitioned meeting                                            12
Convening requisitioned meeting                                             12
Expenses of requisitioned meeting                                           12
Postponement or cancellation of meeting                                     12

11 Proceedings at general meetings                                          13

Representation of Member                                                    13
Quorum                                                                      13
Failure to achieve quorum                                                   13
Appointment and powers of chairman of general meeting                       14
Adjournment of general meeting                                              14
Voting at general meeting                                                   14
Questions decided by majority                                               15
Poll                                                                        15
Equality of votes                                                           15
Entitlement to vote                                                         15
Joint shareholders' vote                                                    16
Vote of shareholder of unsound mind                                         16
Effect of unpaid call                                                       16
Objection to voting qualification                                           16
Appointment of proxy                                                        16
Deposit of proxy and other instruments                                      17
Validity of vote in certain circumstances                                   17
Director entitled to notice of meeting                                      17
Resolution in writing                                                       17

12 The Directors                                                            17

Number of Directors                                                         17
Share qualification of Directors                                            17
Appointment of Director                                                     18
Removal of Director                                                         18
Remuneration of Directors                                                   18
Director's interests                                                        18
Vacation of office of Director                                              19

13 Powers and duties of Directors                                           20

Directors to manage Company                                                 20
Appointment of attorney                                                     20
Minutes                                                                     20
Execution of Company cheques etc                                            21

14 Proceedings of Directors                                                 21

Directors' meetings                                                         21
Questions decided by majority                                               21
Alternate Directors                                                         21
Quorum for Directors' meetings                                              22
Remaining Directors may act                                                 22
Chairman of Directors                                                       23
Directors' committees                                                       23
Written resolution by Directors                                             24
Directors' meetings defined                                                 24
Validity of acts of Directors                                               24
Appointment of Managing and Executive Directors                             24
Remuneration of Managing and Executive Directors                            25
Powers of Managing and Executive Directors                                  25



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15 Secretary                                                                25

Appointment of Secretary                                                    25
Suspension and removal of Secretary                                         25
Powers and duties of Secretary                                              25
Secretary to attend meetings                                                25

16 Common seal and duplicate common seal                                    25

Custody of common seal                                                      25
Use of common seal                                                          26
Duplicate common seal                                                       26

17 Inspection of records                                                    26

Inspection by Members                                                       26

18 Dividends and reserves                                                   26

Payment of dividend                                                         26
No interest on dividends                                                    26
Reserves and profits carried forward                                        26
Calculation and apportionment of dividends                                  27
Deductions from dividends                                                   27
Distribution of specific assets                                             27
Payment by cheque and receipts from joint holders                           28
Unclaimed dividends                                                         28

19 Capitalisation of profits                                                28

Capitalisation of reserves and profits                                      28

20 Notices                                                                  29

Service of notices                                                          29
Persons entitled to notice of general meeting                               29

21 Winding up                                                               30

Distribution of assets                                                      30

22 Indemnity                                                                30

Indemnity of officers                                                       30


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                          Corporations Law of Victoria

                                  Constitution

                                       of

                Transmission Pipelines Australia (Assets) Pty Ltd

                                (ACN 079 136 413)

                           A Company Limited by Shares

1      Preliminary

Definitions

            1.1 The following words have these meanings in this Constitution unless the contrary intention appears.

                  Alternate Director means a person appointed as alternate director under Article 14.6;

                  Article means an Article of this Constitution;

                  Constitution  means this  Constitution as amended from time to
                  time,   and  a  reference  to  a  particular   Article  has  a
                  corresponding meaning;

                  Auditor means the auditor or auditors for the time being of the Company;

                  Company means the above named company;

                  Director means a director for the time being of the Company, and where appropriate includes an Alternate Director;

                  Executive Director means a person appointed as executive director under Article 14.29;

                  Managing Director means a person appointed as a managing director under Article 14.29;

                  Member means a person for the time being entered in the Register as a member of the Company;

                  Part means a Part of this Constitution;

                  Register means the register of members of the Company to be kept under the Corporations Law and if appropriate includes a branch register;

                  Registered Office means the registered office for the time being of the Company;



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                                                                              2

                  Secretary  means a person  appointed  by the  Directors  under
                  Article 15.1 to perform the duties of secretary of the Company; and

                  State means the State or Territory in which the Company is from time to time incorporated.

Interpretation

            1.2         In this Constitution:

                  (a)   words importing any gender include all other genders;

                  (b) the word person includes a firm, a body corporate, an unincorporated association or an authority;

                  (c)   the singular includes the plural and vice versa; and

                  (d) a reference to a statute or code or the Corporations Law (or to a provision of same) means the statute, code or the Corporations Law (or provision of same) as modified or amended and in operation for the time being, or any statute, code or provision enacted (whether by the State or the Commonwealth of Australia) in its place and includes any regulation or rule for the time being in force under the statute, code or the Corporations Law.

            1.3 Unless the contrary intention appears in the Constitution, an expression has, in a provision of the Constitution that deals with a matter dealt with by a particular provision of the Corporations Law, the same meaning as in that provision of the Corporations Law.

            1.4 Headings are inserted for convenience and do not affect the interpretation of the Constitution.

            1.5 This Constitution is divided into Parts as indicated by its index.

Replaceable Rules not to apply

            1.6   The  provisions  of  the   Corporations   Law  that  apply  as
                  replaceable rules are displaced by this Constitution and accordingly do not apply to the Company.

 Proprietary company

            1.7   The Company is a proprietary company and accordingly:

                  (a)   the number of Members:

                        (i) counting joint holders of shares in the company as one person; and

                        (ii)  excluding:



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                                                                             3

                              (A)

                                each Member who is an employee of the Company or of a subsidiary of the Company; and

                              (B) each Member who became a Member at a time when that Member was an employee of the Company or of a subsidiary of the Company,

                                     must not exceed 50; and

                  (b) the Company may not engage in anything that would require the lodgement of a prospectus under Part 7.12 of the Corporations Law, other than an offer of shares to:

                        (i)   a Member; or

                        (ii) a person in the employment of the Company or of a subsidiary of the Company.

2     Share capital and variation of rights

Directors to issue shares

            2.1 Subject to the Corporations Law, the Listing Rules, this Constitution and any special rights conferred on the holders of any shares or class of shares:

                  (a) the issue of shares in the Company is under the control of the Directors and the Directors may issue or dispose of shares to such persons at such times and on such terms and conditions and having attached to them such preferred, deferred or other special rights or such restrictions, whether with regard to dividend, voting, return of capital or otherwise as the Directors think fit;

                  (b) the Directors may grant to any person an option over shares or pre-emptive rights during such time and for such consideration as they think fit; and

                  (c) the Directors have the right to settle the manner in which fractions of a share, however arising, are to be dealt with.

            2.2 The Directors have the right to grant to any person options or other securities with rights of conversion to shares or pre-emptive rights to any shares for any consideration and for any period.

Preference shares

            2.3 The Company may not issue any preference shares nor may any issued shares be converted into preference shares unless the rights of the holders of the preference shares with respect to repayment of capital, participation in surplus assets and profits, cumulative or non-cumulative dividends, voting and priority of payment of capital and dividends in relation to


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                                                                              4

                  other shares or other classes of preference shares are set out in the Constitution. Subject to the Corporations Law, preference shares may, with the sanction of a resolution of the Company in general meeting, be issued on the terms that they are, or at the option of the Company are, liable to be redeemed.

Variation of rights

            2.4 If at any time the share capital is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of issue of the shares of that class), whether or not the Company is being wound up, be varied or abrogated in any way with the consent in writing of the holders of three-quarters of the issued shares of that class, or with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class.

            2.5 The provisions of the Constitution relating to general meetings apply so far as they are capable of application and with the necessary changes to every separate meeting of the holders of a class of shares except that:

                  (a) a quorum is constituted by two persons who, between them, hold or represent one-third of the issued shares of the class; and

                  (b) any holder of shares of the class, present in person or by proxy, attorney or representative appointed under
                        Article 11.2 may demand a poll.

            2.6 The rights conferred on the holders of the shares of any class are not deemed to be varied by the creation or issue of further shares ranking equally with the first-mentioned shares unless otherwise:

                  (a)   expressly   provided  by  the  terms  of  issue  of  the
                        first-mentioned shares; or

                  (b)   required by the Corporations Law.

Commission and brokerage

            2.7 The Company may exercise the power to pay brokerage or commission conferred by the Corporations Law. The rate or the amount of the brokerage or commission paid or agreed to be paid must be disclosed in the manner required by the Corporations Law.

            2.8 The total brokerage and commission must not exceed 10% of the total amount payable on allotment of the shares in respect of which the commission is paid.

            2.9 The brokerage or commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or other securities or partly by the payment of cash and partly by the allotment of fully or partly paid shares or other securities.


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                                                                              5

Recognition and disclosure of interests

            2.10 Except as required by law, the Company is not bound or compelled in any way to recognise a person as holding a share on any trust.

            2.11 The Company is not bound by or compelled in any way to recognise (whether or not it has notice of the interest or rights concerned) any equitable, contingent, future or partial interest in any share or unit of a share or (except as otherwise provided by the Constitution or by law) any other right in respect of a share except an absolute right of ownership in the registered holder.

Right to share and option certificate

            2.12 A person whose name is entered as a Member in the Register or as an optionholder in the register of options is entitled without payment to receive a certificate in respect of the shares or options registered in the person's name under the seal of the Company in accordance with the Corporations Law but, in respect of shares or options held jointly by several persons, the Company is not bound to issue more than one certificate.

            2.13 Delivery of a certificate for a share to one of several joint holders is sufficient delivery to all such holders.

Joint holders of shares

            2.14 Where two or more persons are registered as the joint holders of shares they are deemed to hold the shares as joint tenants.

3     Lien

Lein on share

            3.1 The Company has a first and paramount lien on every share (other than a fully paid share) for all money (whether presently payable or not) called or payable at a fixed time in respect of that share and such lien extends to all dividends, rights and other distributions from time to time declared paid or made in respect of that share.

            3.2 The Company also has a first and paramount lien on all shares (other than fully paid shares) registered in the name of a Member for all money presently payable by that Member to the Company and all money which the Company may be called on by law to pay in respect of the shares of that Member.

            3.3 The Directors may at any time exempt a share wholly or in part from the provisions of Articles3.1 and 3.2.

Sale under lien

            3.4 Subject to Article 3.5, the Company may sell, in such manner as the Directors think fit, any share on which the Company has a lien as if the share was forfeited.


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                                                                              6

            3.5 A share on which the Company has a lien may not be sold by the Company unless:

                  (a) a sum in respect of which the lien exists is presently payable; and

                  (b) the Company has, not less than 14 days before the date of sale, given to the registered holder for the time being of the share or the person entitled to the share by reason of the death or bankruptcy of the registered holder, a notice in writing setting out, and demanding payment of, such part of the amount in respect of which the lien exists as is presently payable.

Transfer on sale under lien

            3.6   For the  purpose  of  giving  effect  to a sale  mentioned  in
                  Article 3.4, the Company may receive the consideration (if any) given for the share so sold and may execute a transfer of the share sold in favour of the person to whom the share is sold.

            3.7 The Company must register the transferee as the holder of the share comprised in any such transfer and the transferee is not bound to see to the application of the purchase money.

            3.8 The title of the transferee to the share is not affected by any irregularity or invalidity in connection with the sale of the share.

Proceeds of sale

            3.9 The proceeds of a sale mentioned in Article 3.4 must be applied by the Company in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue (if any) must (subject to any like lien for sums not presently payable that existed on the share before the sale) be paid to the person entitled to the share at the date of the sale.

4     Calls on shares

Directors to make calls

            4.1 The Directors may make calls on a Member in respect of any money unpaid on the shares of the Member (whether on account of the nominal value of the shares or by way of premium) and not by the terms of issue of those shares made payable at fixed times.

            4.2   The Directors may revoke or postpone a call.

Time of call

            4.3 A call is deemed to be made at the time when the resolution of the Directors authorising the call is passed.


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                                                                              7

Members' liability

            4.4 On receiving at least 14 days' notice specifying the time or times and place of payment, each Member must pay to the Company at the time or times and place so specified the amount called on the Member's shares.

                  f.1 The joint holders of a share are jointly and severally liable to pay all calls in respect of the share.

                  f.2 The non-receipt of a notice of any call by, or the accidental omission to give notice of a call to, a Member does not invalidate the call.

Interest on default

                  f.3 If a sum called in respect of a share is not paid before or on the day appointed for payment of the sum, the person from whom the sum is due must pay interest on the sum to the time of actual payment at the rate, not exceeding 20% per annum, determined by the Directors, but the Directors may waive payment of that interest wholly or in part.

Fixed instalments deemed calls

            4.8 Any sum that, by the terms of issue of a share, becomes payable on allotment or at a fixed date, whether on account of the nominal value of the share or by way of premium, is deemed for the purposes of the Constitution to be a call duly made and payable on the date on which by the terms of issue the sum becomes payable, and, in case of non-payment, all the relevant provisions of the Constitution as to payment of interest and expenses, forfeiture or otherwise apply as if the sum had become payable by virtue of a call duly made and notified.

Differentiation between shareholders as to calls

            4.9 The Directors may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment.

Prepayment of calls

            4.10 The Directors may accept from a Member the whole or a part of the amount unpaid on a share although no part of that amount has been called.

            4.11 The Directors may authorise payment by the Company of interest on the whole or any part of an amount so accepted, until the amount becomes payable, at such rate, not exceeding the prescribed rate, as is agreed on between the Directors and the Member paying the sum.

            4.12 For the purposes of Article 4.11, the prescribed rate of interest is:

                  (a) if the Company has, by resolution, fixed a rate - the rate so fixed; and
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                                                                              8

                  (b)   in any other case - 20% per annum.

5     Transfer of shares

Forms of instrument of transfer

            5.1 Subject to the Constitution, a Member may transfer all or any of the Member's shares by instrument in writing in any usual or common form or in any other form that the Directors approve.

            5.2 An instrument of transfer referred to in Article 5.1 must be executed by or on behalf of both the transferor and the transferee.

Registration procedure

            5.3 The instrument of transfer must be left for registration at the Registered Office accompanied by the certificate for the shares to which it relates and such information as the Directors properly require to show the right of the transferor to make the transfer, and in that event, the Company must, subject to the powers vested in the Directors by the Constitution, register the transferee as a shareholder.

            5.4 A transferor of shares remains the holder of the shares transferred until the transfer is registered and the name of the transferee is entered in the Register in respect of the shares and a transfer of shares does not pass the right to any dividends declared on the shares until such registration.

Directors may decline to register

            5.5 The Directors may decline to register any transfer of shares, without being bound to give any reason whatsoever for so doing.

6     Transmission of shares

Transmission of shares on death of holder

            6.1 In the case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where the deceased was a sole holder, are the only persons recognised by the Company as having any title to the deceased's interest in the shares, but this Article does not release the estate of a deceased joint holder from any liability in respect of a share that had been jointly held by the deceased with other persons.

Right to registration on death or bankruptcy

            6.2 Subject to the Bankruptcy Act 1966, a person becoming entitled to a share in consequence of the death or bankruptcy of a Member may, on such information being


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                                                                              9

                  produced as is properly required by the Directors, either elect to be registered as holder of the share or nominate another person to be registered as the transferee of the share. Where the surviving joint holder becomes entitled to a share in consequence of the death of a Member the Directors must, on satisfactory evidence of that death being produced to them, direct the Register to be altered accordingly.

            6.3 If the person becoming entitled elects to be registered as holder of the share under Article 6.2 the person must deliver or send to the Company a notice in writing signed by the person in such form as the Directors approve stating that the person so elects.

            6.4 If the person becoming entitled nominates another person to be registered as the transferee of the share under Article 6.2 the person must execute a transfer of the share to the other person.

            6.5 All the limitations, restrictions and provisions of the Constitution relating to the right to transfer, and the registration of transfer of, shares are applicable to any such notice or transfer as if the death or bankruptcy of the Member had not occurred and the notice or transfer were a transfer signed by that Member.

Effect of transmission

            6.6 If the registered holder of a share dies or becomes bankrupt, the personal representative or the trustee of the estate of the registered holder, as the case may be, is, on the production of such information as is properly required by the Directors, entitled to the same dividends and other advantages, and to the same rights (whether in relation to meetings of the Company, or to voting or otherwise), as the registered holder would have been entitled to if the registered holder had not died or become bankrupt.

            6.7 If two or more persons are jointly entitled to any share in consequence of the death of the registered holder, they are, for the purpose of the Constitution, deemed to be joint holders of the share.

7     Forfeiture of shares

Notice requiring payment of call

            7.1 If a Member fails to pay a call or instalment of a call on the day appointed for payment of the call or instalment, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on the Member requiring payment of so much of the call or instalment as is unpaid, together with any interest that has accrued and all costs and expenses that may have been incurred by the Company by reason of such non-payment.

            7.2 The notice must name a further day (not earlier than the expiration of 14 days from the date of service of the


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                                                                             10

                  notice) on or before which the payment required by the notice is to be made and must state that, in the event of non-payment at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

Forfeiture for failure to comply with notice

            7.3 If the requirements of a notice served under Article 7.1 are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect.

            7.4 Such a forfeiture includes all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

            7.5 Any share forfeited under Article 7.3 may be sold, re-allotted or otherwise disposed of to whom and on such terms and conditions, subject to the Corporations Law, as the Directors think fit.

            7.6 If any share is forfeited under Article 7.3 notice of the forfeiture must be given to the Member holding the share immediately prior to the forfeiture and an entry of forfeiture with the date thereof must be made in the Register.

Cancellation of forfeiture

            7.7 At any time before a sale or disposition of a share, the forfeiture of that share may be cancelled on such terms as the Directors think fit.

Effect of forfeiture on former holder's liability

            7.8 A person whose shares have been forfeited ceases to be a Member in respect of the forfeited shares, but remains liable to pay the Company all money that, at the date of forfeiture, was payable by that person to the Company in respect of the shares (including interest at the rate, not exceeding 20% per annum, determined by the Directors from the date of forfeiture on the money for the time being unpaid if the Directors think fit to enforce payment of the interest and also expenses owing), but that person's liability ceases if and when the Company receives payment in full of all money (including interest and expenses) so payable in respect of the shares.

Evidence of forfeiture

            7.9 A statement in writing declaring that the person making the statement is a director or a secretary of the Company, and that a share in the Company has been duly forfeited in accordance with the Constitution on the date stated in the statement, is prima facie evidence of the facts stated in the statement as against all persons claiming to be entitled to the share.


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                                                                             11

Transfer of forfeited share

            7.10 The Company may receive the consideration (if any) given for a forfeited share on any sale or disposition of the share and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of.

            7.11 On the execution of the transfer, the transferee must be registered as the holder of the share and is not bound to see to the application of any money paid as consideration.

            7.12 The title of the transferee to the share is not affected by any irregularity or invalidity in connection with the forfeiture, sale or disposal of the share. 8 Conversion of shares into stock (No longer applicable - post Corporate Law Review Act 1998)

8 Conversion of shares into stock (No longer applicable - post Corporate Law Review Act 1998)

9     Alteration of capital (No longer applicable - Corporate Law Review Act
      1998)

10    General meetings

Annual general meeting

            10.1 Annual general meetings of the Company are to be held in accordance with the Corporations Law.

General meeting

            10.2 The Directors may convene a general meeting of the Company whenever they think fit.

Notice of general meeting

            10.3 Subject to the provisions of the Corporations Law relating to special resolutions and agreements for shorter notice, at least 21 days' notice (exclusive of the day on which the notice is served or deemed to be served and of the day for which notice is given) specifying the place, day and the hour of the meeting and, in the case of special business, the general nature of that business, must be given to such persons as are entitled to receive notices from the Company.

                  The non-receipt of notice of a general meeting by, or the accidental omission to give notice of a general meeting to, a person entitled to receive notice does not invalidate any resolution passed at the general meeting.

Special business of general meeting

            10.4 All business that is transacted at a general meeting is special with the exception at an annual general meeting of the declaration of a dividend, the consideration of the accounts and the reports of the Directors and the Auditor, the appointment of the Auditor and the election of Directors.


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                                                                             12

Requisitioned meeting

            10.5  The Directors must, on the written requisition of:

                  (a) not less than 100 Members holding shares in the Company on which there has been paid up an average sum, per Member, of not less than $200; or

                  (b) a Member who is entitled or Members who are together entitled, to not less than 5% of the total voting rights of all Members having at the date of the deposit of the requisition a right to vote at general meetings;

                        immediately convene a general meeting of the Company to be held as soon as practicable but, in any case, not later than two months after the deposit of the requisition.

Objects of requisitioned meeting

            10.6 The requisition for a general meeting must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more of the requisitionists.

Convening requisitioned meeting

            10.7 If the Directors do not, within 21 days after the deposit of the requisition, proceed to convene a general meeting the requisitionists or any of them representing more than one-half of the total voting rights of all of them may themselves, in the same manner as nearly as possible as that in which meetings are to be convened by the Directors, convene a meeting, but a meeting so convened may not be held after the expiration of three months from the date of the deposit of the requisition.

Expenses of requisitioned meeting

            10.8 Any reasonable expenses incurred by the requisitionists by reason of the failure of the Directors to convene a general meeting must be paid to the requisitionists by the Company and any sum so paid must be retained by the Company out of any sums due or to become due from the Company by way of fees or other remuneration in respect of their services to such of the Directors as were in default.

Postponement or cancellation of meeting

            10.9 The Directors may postpone or cancel any general meeting whenever they think fit (other than a meeting convened as a result of a requisition under Article 10.5 or by requisitionists under Article 10.7).

                                                                             13

11    Proceedings at general meetings

Representation of Member

            11.1 Any Member may be represented at any meeting of the Company by a proxy or attorney.

            11.2 If a body corporate is a Member it may also, by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative either at a particular general meeting or at all general meetings of the Company or of any class of Members.

            11.3 A person authorised under Article 11.2 is, in accordance with that authority and until it is revoked by the body corporate, entitled to exercise the same powers on behalf of the body corporate as the body corporate could exercise if it were a natural person who was a Member.

            11.4 Unless the contrary intention appears, a reference to a Member in the succeeding provisions of this Part 11 means a Member, a proxy or attorney of a Member or a person appointed under
                  Article 11.2 to represent a body corporate which is a Member.

Quorum

            11.5 No business may be transacted at any general meeting unless a quorum is present comprising two Members present in person or by proxy, attorney or representative appointed under Article
                  11.2 and entitled to vote at the meeting. If a quorum is present at the beginning of a meeting it is deemed present throughout the meeting unless the chairman of the meeting otherwise declares, on the chairman's own motion or at the instance of a Member, proxy, attorney or representative appointed under Article 11.2.

Failure to achieve quorum

            11.6 If a meeting is convened on the requisition of Members and a quorum is not present within half an hour from the time appointed for the meeting, the meeting must be dissolved.

            11.7 If a meeting is convened in any other case and a quorum is not present within half an hour from the time appointed for the meeting:

                  (a) the meeting must be adjourned to such day, time and place as the Directors determine or if no determination is made by them to the same day in the next week at the same time and place; and

                  (b) if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the meeting must be dissolved.


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                                                                             14

Appointment and powers of chairman of general meeting

            11.8 If the Directors have elected one of their number as chairman of their meetings, that person must preside as chairman at every general meeting.

            11.9  If a general meeting is held and:

                  (a) a chairman has not been elected as provided by Article 11.8; or

                  (b) the chairman is not present within 15 minutes after the time appointed for the holding of the meeting or is unable or unwilling to act,

                        then the deputy chairman elected under Article 14.16 (if any) must act as chairman of the meeting. If there is no such person or that person is absent or unable or unwilling to act, the Directors present must elect one of their number to be chairman of the meeting, or, if no Director is present or if all Directors present decline to take the chair, the Members present must elect one of their number to be chairman of the meeting.

Adjournment of general meeting

            11.10 The chairman  may,  with the consent of any meeting at which a quorum is present, and must if so directed by the meeting, adjourn the meeting from day to day, time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

            11.11 When a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of an original meeting.

            11.12 Except as provided by Article  11.11,  it is not  necessary to give any notice of an adjournment or of the business to be transacted at any adjourned meeting.

Voting at general meeting

            11.13 At any  general  meeting a  resolution  put to the vote of the meeting must be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded:

                  (a)   by the chairman;

                  (b) by not less than five Members having the right to vote at the meeting;

                  (c) by a Member or Members present who are together entitled to not less than 10% of the total voting rights of all the Members having the right to vote at the meeting; or

                  (d) by a Member or Members present and holding shares in the Company conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all the shares conferring that right.

                  Unless a poll is properly demanded, a declaration by the chairman that a resolution has on a show of hands been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Questions decided by majority

            11.14 Subject  to  the  requirements  of  the  Corporations  Law  in relation to special resolutions, a resolution is taken to be carried if the proportion that the number of votes in favour of the resolution bears to the total number of votes on the resolution exceeds one half.

Poll

            11.15 If a poll is  properly  demanded,  it must  be  taken  in such manner and (subject to Article 11.16) either at once or after an interval or adjournment or otherwise as the chairman directs, and the result of the poll is the resolution of the meeting at which the poll was demanded.

            11.16 A poll demanded on the election of a chairman or on a question of adjournment must be taken immediately.

            11.17 The demand for a poll may be withdrawn.

Equality of votes

            11.18 If there is an equality  of votes,  whether on a show of hands or on a poll, the chairman of the meeting is not entitled to a casting vote in addition to any votes to which the chairman is entitled as a Member or proxy or attorney or representative of a Member.

Entitlement to vote

            11.19 Subject  to any  rights  or  restrictions  for the time  being attached  to  any  class  or  classes  of  shares  and  to the
                  Constitution:

                  (a) on a show of hands every person present who is a Member or a proxy, attorney or representative of a Member has one vote; and

                  (b) on a poll every person present who is a Member or proxy, attorney or representative of a Member has one vote for each share that the person holds or represents (as the case may be).

Joint shareholders' vote

            11.20 In the case of joint  holders  of a share in the  Company  the vote of the senior who tenders a vote, whether in person or by proxy, attorney or representative, must be accepted to the exclusion of the votes of the other joint holders and, for this purpose, seniority is determined by the order in which the names stand in the Register.

Vote of shareholder of unsound mind

            11.21 If a Member is of unsound  mind or is a person whose person or estate is liable to be dealt with in any way under the law relating to mental health then the Member's committee or trustee or such other person as properly has the management of the Member's estate may exercise any rights of the Member in relation to a general meeting as if the committee, trustee or other person were the Member.

Effect of unpaid call

            11.22 A Member is not entitled to vote at a general  meeting  unless all calls and other sums presently payable by the Member in respect of shares in the Company have been paid.

Objection to voting qualification

            11.23 An  objection  may be raised to the  qualification  of a voter only at the meeting or adjourned meeting at which the vote objected to is given or tendered.

            11.24 Any such  objection  must be referred  to the  chairman of the meeting, whose decision is final.

            11.25 A vote not disallowed under such an objection is valid for all purposes.

Appointment of proxy

            11.26 An instrument  appointing a proxy must be in writing under the hand of the appointor or of the appointor's attorney duly authorised in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorised. A proxy need not be a Member.

            11.27 An  instrument  appointing  a proxy may  specify the manner in which the proxy is to vote in respect of a particular resolution and, if an instrument of proxy so provides, the proxy is not entitled to vote on the resolution except as specified in the instrument.

            11.28 An instrument appointing a proxy is deemed to confer authority to demand or join in demanding a poll.

            11.29 An instrument  appointing a proxy must be in the form approved by the Directors from time to time.

Deposit of proxy and other instruments

            11.30 An  instrument  appointing a proxy may not be treated as valid unless the instrument, and the power of attorney or other authority (if any) under which the instrument is signed or a copy of that power or authority certified as a true copy by statutory declaration is or are received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting.

Validity of vote in certain circumstances

            11.31 A vote given in accordance  with the terms of an instrument of proxy or of a power of attorney is valid notwithstanding the previous death or unsoundness of mind of the principal, the revocation of the instrument (or of the authority under which the instrument was executed) or of the power, or the transfer of the share in respect of which the instrument or power is given, if no intimation in writing of the death, unsoundness of mind, revocation or transfer has been received by the Company at its Registered Office before the commencement of the meeting or adjourned meeting at which the instrument is used or the power is exercised.

Director entitled to notice of meeting

            11.32 A Director is entitled to receive  notice of and to attend all general meetings and all separate general meetings of the holders of any class of shares in the Company and is entitled to speak at those meetings.

Resolution in writing

            11.33 Subject  to  the  provisions  of  the   Corporations   Law,  a
                  resolution in writing signed by all the Members is as valid and effectual as if it had been passed at a general meeting of the Company duly convened and held at the time at which the written resolution was last signed by a Member. Any such resolution may consist of several documents in like form, each signed by one or more Members.

12    The Directors

Number of Directors

            12.1 The number of Directors must not be less than one nor, subject to a resolution of the Company in general meeting in accordance with this Article 12.1, more than 6. The Directors in office at the time this Constitution is adopted will continue in office subject to the Constitution. The Company in general meeting may, by resolution, increase or reduce the number of Directors.

Share qualification of Directors

            12.2  A Director is not required to hold any share in the Company.

Appointment of Director

            12.3 The Company in general meeting may by resolution and the Directors may at any time appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, but so that the total number of Directors does not at any time exceed the number determined in accordance with Article 12.1.

Removal of Director

            12.4 The Company in general meeting may by resolution remove any Director from office and may by resolution appoint another person in that Director's stead.

Remuneration of Directors

            12.5 The Directors may be paid such remuneration as is determined from time to time by the Company in general meeting. That remuneration is deemed to accrue from day to day. A Director who retires, and is not reappointed in accordance with the Constitution, may be paid a retirement benefit in recognition of past services in the amount determined by the Directors, but not exceeding the amount permitted by the Corporations Law.

            12.6 The Directors may also be paid all travelling and other expenses properly incurred by them in attending, participating in and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or otherwise in connection with the business of the Company.

Director's interests

            12.7 No Director is disqualified by the Director's office and the fiduciary relationship established by it from holding any office or place of profit (other than that of Auditor) under the Company. Any Director may (subject to the Corporations
                  Law):

                  (a) be or become a director of or otherwise hold office or a place of profit in any other company promoted by the Company or in which the Company may be interested as vendor, shareholder or otherwise;

                  (b) contract or make any arrangement with the Company whether as vendor, purchaser, broker, solicitor or accountant or other professional person or otherwise and any contract or arrangement entered or to be entered into by or on behalf of the Company in which any Director is in any way interested is not avoided for that reason; and

                  (c) participate in any association, institution, fund, trust or scheme for past or present employees or Directors of the Company, a related body corporate or any of their respective predecessors in business or their dependants or persons connected with them.

            12.8  Any Director who:

                  (a)   holds any office or place of profit under the Company;

                        (b) holds any office or place of profit referred to in Article 12.7(a);

                  (c) is involved in a contract or arrangement referred to in Article 12.7(b); or

                  (d)   participates in an association or otherwise under
                        Article 12.7(c),

                        is not by reason only of any of those facts or any interest resulting from it or the fiduciary relationship established by it liable to account to the Company for any remuneration or other benefits accruing from it.

            12.9 Each Director must disclose that Director's interests to the Company in accordance with the Corporations Law and the Secretary must record any such declaration in the minutes of the relevant meeting.

            12.10 A  Director  may  only  vote in  respect  of any  contract  or proposed contract or arrangement in which the Director has a material interest if the Director has first disclosed the interest to the Directors in accordance with the Corporations Law and if the Director is not permitted to vote under this Article but does so vote then that vote may not be counted. Directors may vote in respect of a contract for insurance of the company or its officers against a liability incurred by officers as officers of the Company or a related body corporate.

            12.11 The restrictions contained in Article 12.10 may at any time or times be suspended or relaxed to any extent and either prospectively or retrospectively by resolution of the Company in general meeting.

            12.12 A  Director  or a  Director's  firm may act in a  professional capacity (other than as Auditor) for the Company and a Director or a Director's firm is entitled to remuneration for professional services as if the relevant Director was not a Director.

            12.13 A Director may,  notwithstanding the Director's interest,  and whether or not the Director is entitled to vote or does vote, participate in the execution of any instrument by or on behalf of the Company and whether through signing or sealing the same or otherwise.

Vacation of office of Director

            12.14 In  addition  to the  circumstances  in which the  office of a
                  Director becomes vacant under the Corporations Law, the office of a Director becomes vacant if the Director:

                  (a) becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under the law relating to mental health;

                  (b) resigns from the office by notice in writing to the Company; or

                  (c) is absent without the consent of the remaining Directors from meetings of the Directors held during a period of six months.

13    Powers and duties of Directors

Directors to manage Company

            13.1 Subject to the Corporations Law and to any other provision of the Constitution the business of the Company is managed by the Directors, who may exercise all such powers of the Company as are not, by the Corporations Law or by the Constitution, required to be exercised by the Company in general meeting.

            13.2 Without limiting the generality of Article 13.1, the Directors may exercise all the powers of the Company to borrow or raise money, to charge any property or business of the Company or all or any of its uncalled capital and to issue debentures or give any other security for a debt, liability or obligation of the Company or of any other person.

Appointment of attorney

            13.3 The Directors may, by power of attorney, appoint any person or persons to be the attorney or attorneys of the Company for such purposes, with such powers, authorities and discretions (being powers, authorities and discretions vested in or exercisable by the Directors), and for such period and subject to such conditions as they think fit.

            13.4 Any such power of attorney may contain such provisions for the protection and convenience of persons dealing with the attorney as the Directors think fit and may also authorise the attorney to delegate all or any of the powers, authorities and discretions vested in the attorney.

Minutes

            13.5  The Directors must cause minutes to be made:

                  (a) of the names of the Directors present at or involved in all general meetings and all meetings of the Directors; and

                  (b) of all proceedings of general meetings and of meetings of Directors, and cause those minutes to be entered, within one month after the relevant meeting is held, in the minute book.

            13.6 The minutes referred to in Article 13.5 must be signed by the chairman of the meeting at which the proceedings took place or by the chairman of the next succeeding meeting.

Execution of Company cheques etc

13.7 All cheques, promissory notes, bankers' drafts, bills of exchange and other negotiable instruments, and all receipts for money paid to the Company, must be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner and by such persons as the Directors determine from time to time.

14    Proceedings of Directors

Directors' meetings

            14.1 The Directors may meet together for the despatch of business and adjourn and otherwise regulate their meetings as they think fit.

            14.2 A Director may at any time, and the Secretary must on the requisition of a Director, convene a meeting of the Directors.

Questions decided by majority

            14.3 Subject to the Constitution, questions arising at a meeting of Directors are to be decided by a majority of votes of Directors involved and voting and any such decision is for all purposes deemed a decision of the Directors.

            14.4 An Alternate Director involved in any meeting of Directors has one vote for each Director for which that person is an Alternate Director and if that person is a Director also has one vote as a Director.

            14.5 In the event of an equality of votes the chairman of the meeting does not have a casting vote.

Alternate Directors

            14.6 A Director may appoint a person (whether a Member of the Company or not) to be an Alternate Director in the Director's place during such period as the Director thinks fit.

            14.7 An Alternate Director is entitled to notice of all meetings of the Directors and, if the appointor is not involved in such a meeting, is entitled to participate and vote in the appointor's stead.

            14.8 An Alternate Director may exercise any powers that the appointor may exercise and in the exercise of any such power the Alternate Director is an officer of the Company and is not deemed an agent of the appointor.


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                                                                             22

            14.9 An Alternate Director is not required to hold any share in the Company.

            14.10 An  Alternate  Director  is  subject  in all  respects  to the conditions attaching to the Directors generally except that an Alternate Director is not entitled to any remuneration under
                  Article 12.5 otherwise than from the Alternate Director's appointor.

            14.11 The appointment of an Alternate  Director may be terminated at any time by the appointor notwithstanding that the period of the appointment of the Alternate Director has not expired, and terminates in any event if the appointor vacates office as a Director.

            14.12 An appointment,  or the  termination of an appointment,  of an
                  Alternate Director must be effected by a notice in writing signed by the Director who makes or made the appointment and served on the Company.

            14.13 The notice of  appointment or termination of appointment of an
                  Alternate Director may be served on the Company by leaving it at the Registered Office or by forwarding it by facsimile transmission to the Registered Office and in the case of a facsimile transmission, the appearance at the end of the message of the name of the Director appointing or terminating the appointment is sufficient evidence that the Director has signed the notice.

Quorum for Directors' meetings

            14.14 At a meeting  of  Directors,  the  number of  Directors  whose involvement is necessary to constitute a quorum is two, unless the Company has only one director, or such greater number as is determined by the Directors from time to time. Notwithstanding Article 12.10, a Director who has a material interest in any contract or proposed contract or arrangement may be counted in the quorum involved in any Directors' meeting at which such contract, proposed contract or arrangement is considered.

Remaining Directors may act

            14.15 In the  event of a vacancy  or  vacancies  in the  office of a
                  Director or offices of Directors, the remaining Director or Directors may act but, if the number of remaining Directors is not sufficient to constitute a quorum at a meeting of Directors, they may act only for the purpose of:

                  (a)   increasing   the  number  of   Directors   to  a  number
                        sufficient to constitute such a quorum; or

                  (b)   convening a general meeting of the Company.



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                                                                             23

Chairman of Directors

            14.16 The  Directors  must elect one of their  number as chairman of their meetings and may determine the period for which the person elected as chairman is to hold office. The Directors may also elect one of their number as deputy-chairman of their meetings and may determine the period for which the person elected as deputy-chairman is to hold office.

            14.17 When a Directors' meeting is held and:

                  (a) a chairman has not been elected as provided by Article 14.16; or

                  (b) the chairman is not present within ten minutes after the time appointed for the holding of the meeting or is unable or unwilling to act,

                  (c) the deputy-chairman (if any) must act as chairman of the meeting. If there is no such person or that person is absent or unable or unwilling to act, the Directors involved must elect one of their number to be a chairman of the meeting.

Directors' committees

            14.18 The  Directors  may delegate any of their  powers,  other than powers required by law to be dealt with by the directors as a board, to a committee or committees consisting of at least one of their number and such other persons as they think fit.

            14.19 A committee  to which any powers have been so  delegated  must exercise the powers delegated in accordance with any directions of the Directors and a power so exercised is deemed to have been exercised by the Directors.

            14.20 The members of such a committee  may elect one of their number as chairman of their meetings.

            14.21 If such a meeting is held and:

                  (a)   a chairman has not been elected as provided by
                        Article 14.20; or

                  (b) the chairman is not present within ten minutes after the time appointed for the holding of the meeting or is unable or unwilling to act,

                  the members involved may elect one of their number to be chairman of the meeting.

            14.22 A committee may meet and adjourn as it thinks proper.

            14.23 Questions  arising  at a  meeting  of a  committee  are  to be determined by a majority of votes of the members involved and voting.


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                                                                             24

            14.24 In the  event  of  there  being  an  equality  of  votes,  the chairman, in addition to the chairman's deliberative vote, has a casting vote.

Written resolution by Directors

            14.25 A resolution  in writing  signed by all the  Directors who are eligible to vote on the resolution is as valid and effectual as if it had been passed at a meeting of the Directors held at the time when the written resolution was last signed by an eligible Director. Any such resolution may consist of several documents in like form, each signed by one or more Directors.

                  If the Company has only one Director:

                  (a) the Director may pass a resolution by recording it and signing the record; and

                  (b) the Director may make a declaration by recording it and signing the record.

Directors' meetings defined

            14.26 The Directors may conduct meetings without  Directors being in the physical presence of other Directors provided that all the Directors involved in the meeting are able simultaneously to hear each other and to participate in discussion.

            14.27 Article 14.26 applies to meetings of Directors'  committees as if all members were Directors.

Validity of acts of Directors

            14.28 All  acts  done  by  any  meeting  of  the  Directors  or of a committee of Directors or by any person acting as a Director are, notwithstanding that it is afterwards discovered that there was some defect in the appointment of a person to be a Director or a member of the committee, or to act as a Director, or that a person so appointed was disqualified, as valid as if the person had been duly appointed and was qualified to be a Director or to be a member of the committee.

Appointment of Managing and Executive Directors

            14.29 The  Directors  may from time to time  appoint  one or more of their number to the office of Managing Director or Executive Director for such period and on such terms as they think fit, and, subject to the terms of any agreement entered into in a particular case, may revoke any such appointment.


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                                                                             25

Remuneration of Managing and Executive Directors

            14.30 A Managing Director or Executive  Director may, subject to the terms of any agreement entered into in a particular case, receive such remuneration (whether by way of salary, commission or participation in profits, or partly in one way and partly in another) as the Directors determine.

Powers of Managing and Executive Directors

            14.31 The Directors  may, on such terms and conditions and with such restrictions as they think fit, confer on a Managing Director or an Executive Director any of the powers exercisable by them.

            14.32 Any powers so conferred may be concurrent with, or be to the exclusion of, the powers of the Directors.

            14.33 The  Directors  may at any  time  withdraw  or vary any of the powers so conferred on a Managing Director or an Executive Director.

15    Secretary

Appointmant of Secretary

            15.1 There must be at least one Secretary of the Company who may be appointed by the Directors for such term, at such remuneration and on such conditions as they think fit.

Suspension and removal of Secretary

            15.2  The Directors have power to suspend or remove a Secretary.

Powers and duties of Secretary

            15.3 The Directors may vest in a Secretary such powers, duties and authorities as they may from time to time determine and a Secretary must exercise all such powers and authorities subject at all times to the control of the Directors.

Secretary to attend meetings

            15.4 A Secretary is entitled to participate in all meetings of the Directors and all general meetings of the Company and may be heard on any matter.

16    Common seal and duplicate common seal

Custody of common seal

            16.1 If the Company has a common seal, the Directors must provide for its safe custody.


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                                                                             26

Use of common seal

            16.2 The common seal may be used only by the authority of the Directors, or of a committee of the Directors authorised by the Directors to authorise the use of the common seal, and every document to which the common seal is affixed must be signed by a Director and be countersigned by another Director, a Secretary or another person appointed by the Directors to countersign that document or a class of documents in which that document is included.

            16.2A The sole  director,  if only one  person is  appointed  to the office of director and that person is also the sole secretary of the Company, may be the sole signatory to documents to which the common seal is affixed.

Duplicate common seal

            16.3 The Company may have for use outside the State in place of the common seal a duplicate common seal which must be a copy of the common seal with the addition on its face the words "duplicate seal", "share seal" or "certificate seal" added.

17    Inspection of records

Inspection by Members

            17.1 Except as otherwise required by the Corporations Law, the Directors may determine whether and to what extent, and at what times and places and under what conditions, the accounting records and other documents of the Company or any of them will be open to the inspection of Members other than Directors, and a Member other than a Director does not have the right to inspect any document of the Company except as provided by law or authorised by the Directors or by the Company in general meeting.

18    Dividends and reserves

Payment of dividend

            18.1 Subject to the Corporations Law, this Constitution and the rights of persons (if any) entitled to shares with special rights to dividend, the Directors may determine that a dividend is payable, fix the amount and the time for payment and authorise the payment or crediting by the Company to, or at the direction of, each Member entitled thereto of that dividend.

No interest on dividends

            18.2 Interest may not be paid by the Company in respect of any dividend.

Reserves and profits carried forward

            18.3 The Directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as reserves, to be applied, at the discretion of the


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                                                                             27

                  Directors, for any purpose for which the profits of the Company may be properly applied.

            18.4 Pending any such application, the reserves may, at the discretion of the Directors, be used in the business of the Company or be invested in such investments as the Directors think fit.

            18.5 The Directors may carry forward so much of the profits remaining as they consider ought not to be distributed as dividends without transferring those profits to a reserve.

Calculation and apportionment of dividends

            18.6 Subject to the rights of persons (if any) entitled to shares with special rights to dividend and to the terms of any issue of shares to the contrary all dividends are to be declared and paid according to the amounts paid or credited as paid on the shares in respect of which the dividend is paid, and are to be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid.

            18.7 An amount paid or credited as paid on a share in advance of a call is not to be taken as paid or credited as paid on the share for the purposes of Article 18.7.

Deductions from dividends

            18.8 The Directors may deduct from any dividend payable to a Member all sums of money (if any) presently payable by that Member to the Company on account of calls or otherwise in relation to shares in the Company.

Distribution of specific assets

            18.9 The Directors, when paying or declaring a dividend, may direct payment of a dividend wholly or partly by the distribution of specific assets, including paid up shares in, or debentures of, any other corporation.

            18.10 If a difficulty  arises in regard to such a distribution,  the
                  Directors may settle the matter as they consider expedient and fix the value for distribution of the specific assets or any part of those assets and may determine that cash payments will be made to any Members on the basis of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as the Directors consider expedient. If a distribution of specific assets to a particular Member or Members is illegal or, in the Directors' opinion, impracticable then the Directors may make a cash payment to that Member or Members on the basis of the cash amount of the dividend instead of the distribution of specific assets.


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                                                                             28

Payment by cheque and receipts from joint holders

            18.11 Any  dividend,  interest  or other  money  payable  in cash in respect of shares may be paid by cheque sent through the post directed:

                  (a) to the address of the holder as shown in the Register or, in the case of joint holders, to the address shown in the Register as the address of the joint holder first named in the Register; or

                  (b) to such other address as the holder or joint holders in writing directs or direct.

            18.12 Any  one of two or  more  joint  holders  may  give  effectual receipts for any dividends, interest or other money payable in respect of the shares held by them as joint holders.

Unclaimed dividends

            18.13 All  dividends  declared but  unclaimed may be invested by the
                  Directors as they think fit for the benefit of the Company until claimed or until required to be dealt with in accordance with any law relating to unclaimed moneys.

19     Capitalisation of profits

Capitalisation of reserves and profits

            19.1 The Directors may resolve that it is desirable to capitalise any sum, being the whole or a part of the amount for the time being standing to the credit of any reserve account or the profit and loss account or otherwise available for distribution to Members, and that the sum is applied, in any of the ways mentioned in Article 19.2, for the benefit of Members in the proportions to which those Members would have been entitled in a distribution of that sum by way of dividend.

            19.2 The ways in which a sum may be applied for the benefit of Members under Article 19.1 are:

                  (a) in paying up any amounts unpaid on shares held by Members;

                  (b) in paying up in full unissued shares or debentures to be issued to Members as fully paid; or

                  (c) partly as mentioned in paragraph (a) and partly as mentioned in paragraph (b).

            19.3 The Directors may do all things necessary to give effect to the resolution and, in particular, to the extent necessary to adjust the rights of the Members among themselves, may:

                  (a) issue fractional certificates or make cash payments in cases where shares or debentures become issuable in fractions; and



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                                                                             29

                  (b) authorise any person to make, on behalf of all or any of the Members entitled to any further shares or debentures on the capitalisation, an agreement with the Company providing for the issue to them, credited as fully paid up, of any such further shares or debentures or for the payment up by the Company on their behalf of the amounts or any part of the amounts remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any such agreement is effective and binding on all the Members concerned.

20     Notices

Service of notices

            20.1 A notice may be given by the Company to any Member or other person receiving notice under the Constitution either by serving it on the person personally or by sending it by post or facsimile transmission to the person at their address as shown in the Register or the address supplied by the person to the Company for the giving of notices to the person.

            20.2 If a notice is sent by post, service of the notice is deemed to be effected by properly addressing, prepaying, and posting a letter containing the notice, and the notice is deemed to have been served on the day after the date of its posting.

            20.3 If a notice is sent by facsimile transmission, service of the notice is deemed to be effected by properly addressing the facsimile transmission and transmitting same and to have been served on the day following its despatch.

            20.4 A notice may be given by the Company to the joint holders of a share by giving the notice to the joint holder first named in the Register in respect of the share.

            20.5 Every person who by operation of law, transfer or other means whatsoever becomes entitled to any share is absolutely bound by every notice given in accordance with this Article to the person from whom that person derives title prior to registration of that person's title in the Register.

Persons entitled to notice of general meeting

            20.6  Notice  of  every  general  meeting  must be given in a manner
                  authorised  by  Article  20.1  and  in  accordance   with  the
                  Corporations Law to:

                  (a)   every Member;

                        (b)   every Director and Alternate Director; and

                  (c)   the Auditor.

                  20.7 No other person is entitled to receive notices of general meetings.



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                                                                             30

21    Winding up

Distribution of assets

            21.1 If the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company, divide among the Members in kind the whole or any part of the property of the Company and may for that purpose set such value as the liquidator considers fair on any property to be so divided and may determine how the division is to be carried out as between the Members or different classes of Members.

            21.2 The liquidator may, with the sanction of a special resolution of the Company, vest the whole or any part of any such property in trustees on such trusts for the benefit of the contributories as the liquidator thinks fit, but so that no Member is compelled to accept any shares or other securities in respect of which there is any liability.

22    Indemnity

Indemnity of officers

            22.1 Every person who is or has been a director, secretary or executive officer of the Company and its Related Bodies Corporate may, if the Directors so determine, be indemnified, to the maximum extent permitted by law, out of the property of the Company against any liabilities for costs and expenses incurred by that person:

                  (a) in defending any proceedings relating to that person's position with the Company, whether civil or criminal, in which judgment is given in that person's favour or in which that person is acquitted or which are withdrawn before judgment; or

                  (b) in connection with any administrative proceedings relating to that person's position with the Company, except proceedings which give rise to civil or criminal proceedings against that person in which judgment is not given in that person's favour or in which that person is not acquitted or which arise out of conduct involving a lack of good faith; or

                  (c) in connection with any application in relation to any proceedings relating to that person's position with the Company, whether civil or criminal, in which relief is granted to that person under the Corporations Law by the court.

            22.2 Every person who is or has been a director, secretary or executive officer of the Company and its Related Bodies Corporate may, if the Directors so determine, be indemnified, to the maximum extent permitted by law, out of the property of the Company against any liability to another person (other than the Company or its Related Bodies Corporate) as such an officer unless the liability arises out of conduct involving a lack of good faith.


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                                                                             31

            22.3 The Company may pay a premium for a contract insuring a person who is or has been a director, secretary or executive officer of the Company and its Related Bodies Corporate against:

                  (a) any liability incurred by that person as such an officer which does not arise out of conduct involving a wilful breach of duty in relation to the Company or a contravention of sections 232(5) or (6) of the Corporations Law; and

                  (b) any liability for costs and expenses incurred by that person in defending proceedings relating to that person's position with the Company, whether civil or criminal, and whatever their outcome.